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                                EXHIBIT 99.5





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                                                                 EXECUTION COPY



                 AGREEMENT REGARDING RELATED LEASE TRANSACTIONS

                     MEDITRUST ACQUISITION CORPORATION III


         THIS AGREEMENT is made as of the 30th day of December, 1996 by and among (I) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005; (II) ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("ALS"); and (III) MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation, having its principal place of business at c/o Meditrust Mortgage Investments, Inc., 197 First Avenue, Needham Heights, Massachusetts 02194 ("Meditrust").

                              W I T N E S S E T H:

         WHEREAS, ALS is in the business of operating assisted living facilities;

         WHEREAS, Meditrust is in the business of providing for the acquisition, development and operation of such facilities;

         WHEREAS, in connection with transactions between ALS and Meditrust which have been consummated concurrently with the effectiveness of this Agreement and also in connection with transactions between ALS or its Affiliates (hereinafter defined) and Meditrust or its Affiliates which are contemplated to occur in the future, ALS, for itself and its Affiliates, and Meditrust, for itself and its Affiliates, desire to establish certain arrangements to govern the relationship of present and future transactions between them, including, without limitation, the following, all as more particularly set forth in the operative provisions of this Agreement:

         (A) the requirement that particular rights available to ALS with respect to different facilities be exercised simultaneously with each other;

         (B) the cross-defaulting of all transactions between ALS and its Affiliates and Meditrust and its Affiliates;

         (C) the reduction of cash collateral held by Meditrust in the event certain transactions with ALS and its Affiliates satisfy specified financial tests;

         (D) the combination of the results of certain financial tests with respect to the performance of various facilities for purposes of ascertaining their compliance with Meditrust's or its Affiliates' expectations of financial performance;

         (E) the joining of Affiliates of ALS and of Meditrust in the agreements reflected herein upon the occurrence of future transactions; and

         (F)     the other matters as are hereinafter set forth;
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         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto act and agree as follows:

         1. DEFINITIONS. All capitalized terms used herein not expressly defined herein shall have the same meanings ascribed to such terms in the Acquisition Facility Leases. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings and shall include the plural and the singular:

         (A) ACQUISITION FACILITY: A Group One Acquisition Facility or a Group Two Acquisition Facility, as the context permits.

         (B) ACQUISITION FACILITY LEASE: A Group One Acquisition Facility Lease or a Group Two Acquisition Facility Lease, as the context permits.

         (C) ACQUISITION GROUP: The ALS Parties which are parties to the Group One Acquisition Transaction Documents (other than this Agreement) or the Group Two Acquisition Transaction Documents (other than this Agreement), as the case may be.

         (D) AFFILIATE: With respect to any Person (I) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (II) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person or (III) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person), whether now or hereafter existing. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         (E) AGGREGATE MEDITRUST INVESTMENTS: The sum total of the Meditrust Investments (as such term is defined in the applicable Acquisition Facility Leases).

         (F) AGGREGATE NET FAIR MARKET VALUE: The sum of the Fair Market Value of the Leased Property minus the Fair Market Added Value (as such terms are defined in the applicable Acquisition Facility Leases) under all of the applicable Acquisition Facility Leases.

         (G)     ALS PARTIES:  ALS, the Lessee and any other of ALS'
Affiliates.

         (H) FISCAL QUARTER: As defined in the applicable Acquisition Facility Lease.

         (I) GROUP ONE ACQUISITION FACILITIES: Those Acquisition Facilities first becoming subject to Meditrust/ALS Transaction Documents which, pursuant to the applicable Meditrust/ALS Transaction Documents, have Original Meditrust Investments which in the aggregate total approximately FIFTY MILLION DOLLARS ($50,000,000) as described on EXHIBIT A attached hereto, as the same may be amended or modified from time to time.





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         (J)     GROUP ONE ACQUISITION FACILITY LEASES:  The Acquisition
Facility Leases now or hereafter entered into in connection with the Group One Acquisition Facilities, as the same may be modified and amended from time to time.

         (K) GROUP ONE ACQUISITION GROUP: The ALS Parties which are parties to the Group One Acquisition Transaction Documents (other than this Agreement).

         (L) GROUP ONE ACQUISITION TRANSACTION DOCUMENTS: The documents now or hereafter entered into by and between ALS Parties and Meditrust Parties in connection with the Group One Acquisition Facilities, as the same may be modified and amended from time to time, including, without limitation, the Group One Acquisition Facility Leases and the "Lease Documents" referenced therein.

         (M) GROUP TWO ACQUISITION FACILITIES: Those Acquisition Facilities, other than the Group One Acquisition Facilities, becoming subject to Meditrust/ALS Transaction Documents which, pursuant to the applicable Meditrust/ALS Transaction Documents, have Original Meditrust Investments which in the aggregate total approximately FIFTY MILLION DOLLARS ($50,000,000) as described on EXHIBIT B attached hereto, as the same may be amended or modified from time to time.

         (N) GROUP TWO ACQUISITION FACILITY LEASES: The Acquisition Facility Leases to be entered into in the future in connection with the Group Two Acquisition Facilities, as the same may be modified and amended from time to time.

         (O) GROUP TWO ACQUISITION GROUP: The ALS Parties which are parties to the Group Two Acquisition Transaction Documents (other than this Agreement).

         (P) GROUP TWO ACQUISITION TRANSACTION DOCUMENTS: The documents hereafter entered into by and between ALS Parties and Meditrust Parties in connection with the Group Two Acquisition Facilities, as the same may be modified and amended from time to time, including, without limitation, the Group Two Acquisition Facility Leases and the "Lease Documents" referenced therein.

         (Q)     MEDITRUST PARTIES:  Meditrust and its Affiliates.

         (R) MEDITRUST/ALS FACILITIES: The facilities described on EXHIBIT C attached hereto, as the same may be amended or modified from time to time.

         (S) MEDITRUST/ALS TRANSACTION DOCUMENTS: The documents now or hereafter entered into by and between ALS Parties and Meditrust Parties in connection with any transaction now or hereafter consummated between such parties regarding the Meditrust/ALS Facilities, as the same may be amended or modified from time to time.

         (T) ORIGINAL MEDITRUST INVESTMENT: The Meditrust Investment paid by a Meditrust Party pursuant to an Acquisition Facility Lease at the time of Closing (as such term is defined in the applicable Acquisition Facility Lease).

         (U) PERSON: Any individual, corporation, general partnership, limited partnership, joint venture, limited liability company, stock company or association, company, bank, trust, trust





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company, land trust, business trust, unincorporated organization, unincorporated association, Governmental Authority or other entity of any kind or nature.

         (V) RENT COVERAGE RATIO: As defined in the applicable Acquisition Facility Lease.

         (W)     TERM:  As defined in the applicable Acquisition Facility
Lease.

         2.      PROVISIONS OF AGREEMENT PARAMOUNT.   In the event and to the
extent any provision of a Meditrust/ALS Transaction Document is inconsistent or in conflict with a provision of this Agreement, the provision of this Agreement shall be considered paramount.

         3.      EXTENSION OPTION RIGHTS.   No member of the Group One
Acquisition Group shall exercise the extension option right provided in Section
1.3 of a Group One Acquisition Facility Lease, unless each and every other member of the Group One Acquisition Group shall have the right to exercise, and shall have in fact duly exercised, the same right under each Group One Acquisition Facility Lease. No member of the Group Two Acquisition Group shall exercise the extension option right provided in Section 1.3 of a Group Two Acquisition Facility Lease, unless each and every other member of the Group Two Acquisition Group shall have the right to exercise, and shall have in fact duly exercised, the same right under each Group Two Acquisition Facility Lease.

         4. LEASE MODIFICATION AND AMENDMENT. None of the terms or provisions of any Group One Acquisition Facility Lease or of any of the "Lease Documents" referenced therein shall be modified or amended unless each and every other Group One Acquisition Facility Lease and/or each and every other corresponding "Lease Document" referenced therein, as applicable, shall be modified or amended in a similar manner except to the extent any such modification or amendment pertains only to the real estate comprising a part of the Group One Acquisition Facility in which case a modification or amendment of every other such Group One Acquisition Facility Lease shall not be required. None of the terms or provisions of any Group Two Acquisition Facility Lease or of any of the "Lease Documents" referenced therein shall be modified or amended, unless each and every other Group Two Acquisition Facility Lease and/or each and every other corresponding "Lease Document" referenced therein, as applicable, shall be modified or amended in a similar manner except to the extent any such modification or amendment pertains only to the real estate comprising a part of the Group Two Acquisition Facility in which case a modification or amendment of every other such Group Two Acquisition Facility Lease shall not be required.

         5. CROSS-DEFAULT. The ALS Parties covenant and agree that an Event of Default (as defined in each applicable Meditrust/ALS Transaction Document) on the part of an ALS Party under any Meditrust/ALS Transaction Document which remains uncured beyond applicable grace periods contained in such Meditrust/ALS Transaction Document shall be deemed an Event of Default under all other Meditrust/ALS Transaction Documents without the benefit of any notice or grace periods contained in such other Meditrust/ALS Transaction Documents and without regard to whether such other Meditrust/ALS Transaction Documents relate to the same Meditrust/ALS Facility and each Meditrust Party shall have the benefit of any and all of the rights and remedies granted by any of the Meditrust/ALS Transaction Documents in the event of a default thereunder in connection with such an Event of Default.

         6. RENT COVERAGE RATIO. The ALS Parties covenant and agree that, throughout the Term and as long as the Lessee is in possession of any Acquisition Facility in a particular





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Acquisition Group, (a) the Group One Acquisition Facilities shall achieve an aggregate Rent Coverage Ratio equal to or greater than 1.2 to 1 for each Fiscal Year and (b) the Group Two Acquisition Facilities shall achieve an aggregate Rent Coverage Ratio equal to or greater than 1.2 to 1 for each Fiscal Year. Within ninety (90) days after the end of each Fiscal Year, the Lessee shall furnish to the Lessor an express written calculation showing the compliance or non- compliance, as the case may be, with the aforementioned Rent Coverage Ratio in substantially the same form as the schedule attached as EXHIBIT D.

         7. CASH COLLATERAL REDUCTION. If, after the third (3rd) anniversary of the Commencement Date of the first Acquisition Facility Lease to go into effect in a particular Acquisition Group, the Acquisition Facilities constituting such Acquisition Group achieve an aggregate Rent Coverage Ratio of not less than 1.3 to 1 for four (4) consecutive Fiscal Quarters, and provided that no Event of Default, or fact or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default, exists hereunder or under any of the Meditrust/ALS Transaction Documents, the Cash Collateral (as defined in the applicable Acquisition Facility Leases) under each such Acquisition Facility Lease in such Acquisition Group shall be returned by the applicable Meditrust Party to the applicable ALS Party. Notwithstanding the foregoing, if at any time and from time to time during the Terms of the applicable Acquisition Facility Leases and after the return of the Cash Collateral (pursuant to the conditions set forth in the preceding sentence), the aggregate Rent Coverage Ratio of the Facilities constituting an Acquisition Group shall be less than 1.3 to 1 for any one (1) Fiscal Quarter, the applicable ALS Party shall deliver to the applicable Meditrust Party, within thirty (30) days after the expiration of such Fiscal Quarter, cash in an amount which equals the Stated Amount to be held by the applicable Meditrust Party as Cash Collateral under the applicable Acquisition Facility Leases in the applicable Acquisition Group. Upon the replenishment of the Cash Collateral in the Stated Amount as described in the preceding sentence, and notwithstanding any subsequent achievement of an aggregate Rent Coverage Ratio of not less than 1.3 to 1 for four (4) consecutive Fiscal Quarters, the Cash Collateral shall not be subject to further return. The applicable ALS Party shall pay all costs and expenses incurred by the applicable Meditrust Parties in connection with any return and/or replenishment in the amount of the Cash Collateral, pursuant to the terms of this Section 7.

         8. AMENDMENTS. The ALS Parties and the Meditrust Parties anticipate that some or all of them will engage in financing or lease transactions in the future ("Future Related Transactions"). The ALS Parties and the Meditrust Parties acknowledge and agree that the parties to the Future Related Transactions are to become parties to this Agreement and the documents and facilities which relate to the Future Related Transactions shall be treated as Group One Acquisition Transaction Documents, Group Two Acquisition Transaction Documents and/or Meditrust/ALS Transaction Documents, as the case may be, and as Group One Acquisition Facilities, Group Two Acquisition Facilities and/or Meditrust/ALS Facilities, as the case may be. From time to time upon the occurrence of a Future Related Transaction, the ALS Parties and the Meditrust Parties agree that they shall enter into amendments of this Agreement and the exhibits hereto which will reflect the foregoing.

         9. NOTICE. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when so





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personally delivered, three (3) business days following the date postmarked or the next business day when placed in the possession of such mail delivery service and addressed as follows:

If to the
ALS Parties:              c/o Alternative Living Services, Inc.
                          450 North Sunnyslope Road, Suite 300
                          Brookfield, WI  53005
                          Attn:  William F. Lasky, President

With a copy to:           Rogers & Hardin
                          Peachtree Center
                          229 Peachtree Street, N.E., 2700 International Tower
                          Atlanta, GA  30303
                          Attn:  Miriam J. Dent, Esq.

If to the
Meditrust Parties:        c/o Meditrust Mortgage Investments, Inc.
                          197 First Avenue
                          Needham Heights, Massachusetts 02194
                          Attn:  President

With copies to:           Meditrust Mortgage Investments Inc.
                          197 First Avenue
                          Needham Heights, Massachusetts 02194
                          Attn:  General Counsel

         and              Choate, Hall & Stewart
                          Exchange Place
                          53 State Street
                          Boston, MA  02109
                          Attn:  Frank Giso III, Esq.

or such other address as the ALS Parties or the Meditrust Parties shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to any of the ALS Parties by any of the Meditrust Parties at any time shall not imply that such notice or any further or similar notice was or is required.

         10. GOVERNING LAW. This Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         Each of the parties constituting the ALS Parties hereby consents to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement or any of the other Meditrust/ALS Transaction Documents and expressly waives any and all objections such party may have as to venue in any of such courts.





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         11.     GENERAL PROVISIONS.  The provisions set forth in Article 23 and Sections 2.2, 16.8, 16.9, 16.10, 24.3 through 24.10, inclusive, and 24.12 of the respective Acquisition Facility Leases are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Agreement as if set forth herein in full.

         The ALS Parties waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein or in the Meditrust/ALS Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year above written.


WITNESSES:                                 LESSEE:

                                           ALS LEASING, INC.

                                           By:
--------------------------                    ---------------------------------
Name:                                      Thomas E. Komula, Vice President



--------------------------
Name:
****

WITNESSES:                                 MEDITRUST:

                                           MEDITRUST ACQUISITION CORPORATION III




                                           By:
--------------------------                    ---------------------------------
Name:                                      Name:
                                                Title:


--------------------------
Name:







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                              JOINDER AND CONSENT


         Alternative Living Services, Inc., being a guarantor of the various obligations of ALS Leasing, Inc. under guaranties delivered to the Meditrust Parties in connection with the Meditrust/ALS Transaction Documents, hereby (A) joins in this Agreement and consents to the provisions hereof, (B) except as required in the Lease Documents, waives protest, notice of nonpayment, notice of dishonor, protest of any dishonor, suretyship defenses, notice of protest and protest of this Agreement and all other notices in connection with (I) the delivery or the acceptance of this Agreement and any amendment hereto and any reliance thereon and/or (II) the performance, default or enforcement of any obligation under this Agreement, (C) waives notice of, or any right to consent to, any modification or amendment of this Agreement and (D) agrees that this joinder and consent shall be deemed to be a joinder and consent to this Agreement as the same may be modified and amended from time to time.

         EXECUTED under seal as of December 30, 1996.


WITNESS:                                  ALTERNATIVE LIVING SERVICE, INC.



                                          By:
--------------------------                   ----------------------------------
Name:                                     Thomas E. Komula, Senior Vice
                                          President


--------------------------
Name:





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                                  EXHIBIT A
                      GROUP ONE ACQUISITION FACILITIES


1.       WovenHearts of Brown Deer
         4015 W. Woodale Avenue
         Brown Deer, Milwaukee County, WI  53209


2.       WovenHearts of Sussex
         W240 N6351 Maple Avenue
         Sussex, Waukesha County, WI  53089


3.       Clare Bridge of Fort Myers
         13565 American Colony Boulevard
         Fort Myers, Lee County, FL  33912


4.       Clare Bridge of Tampa
         1513 W. Fletcher Avenue
         Tampa, Hillsborough County, FL  33612-3315


5.       Hamilton House of Farmington Hills I
         27950 Drake Road
         Farmington Hills, Oakland County, MI  48331


6.       Hamilton House of Farmington Hills II
         27900 Drake Road
         Farmington Hills, Oakland County, MI  48331


7.       Hamilton House of Ann Arbor
         750 W. Eisenhower Parkway
         Ann Arbor, Washtenaw County, MI  48103


8.       Hamilton House of Utica
         45959 North Pointe Boulevard
         Utica, Macomb County, MI  48315


 9.      WovenHearts of Onalaska
         949 10th Avenue North
         Onalaska, La Crosse County, WI  54650





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
10.      Northampton Manor
         65 Newtown Richboro Road
         Richboro, Bucks County, PA  18954


11.      Clare Bridge of Lower Makefield
         600 Township Line Road
         Yardley, Bucks County, PA  19067


12.      Clare Bridge of Montgomery
         1089 Horsham Road
         North Wales, Montgomery County, PA  19454


[TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]





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                                  EXHIBIT B
                      GROUP TWO ACQUISITION FACILITIES




NONE AT PRESENT

[TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]





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                                  EXHIBIT C
                          MEDITRUST/ALS FACILITIES


1.       Group One Acquisition Facilities

2.       Group Two Acquisition Facilities


[TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]





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                                   EXHIBIT D
                        RENT COVERAGE RATIO CALCULATION


[TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]











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